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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) April 12, 2002



                                 KINETEK, INC.
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


         333-19257                                    36-4109641
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    (Commission File Number)               (I.R.S. Employer Identification No.)


   1751 Lake Cook Road, Suite 550, Deerfield, Illinois              60015
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  (Address of Principal Executive Offices)                          (Zip Code)


                                (847) 945-5591
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)









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Item 5.  Other Events.

     On April 12, 2002, Kinetek Industries, Inc., a wholly-owned subsidiary of Kinetek, Inc., issued $15 million principal amount of 5% Senior Secured Notes due 2007 and $11 million principal amount of 10% Senior Secured Notes due 2007. The notes are guaranteed by Kinetek, Inc. and substantially all of the domestic subsidiaries of Kinetek Industries, Inc. and are also secured by a second priority lien on substantially all of the assets of the issuer and the guarantors, which lien is subordinated to the existing lien securing Kinetek Industries Inc.'s credit facility.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit No.        Document Description
         -----------        --------------------

            4.4 5% Indenture, dated as of April 12, 2002, among Kinetek Industries, Inc., U.S. Bank National Association, as Trustee and the Guarantors listed therein (this Indenture is the same as the 10% Indenture other than the interest rate)

            4.5             Global 5% Note

            4.6             Global 10% Note

            4.7             Registration Rights Agreement, dated as of
                            April 12, 2002, among Kinetek Industries, Inc., Jefferies & Company, Inc. and the Guarantors listed therein

            4.8 Intercreditor Agreement, dated as of April 12, 2002, between U.S. Bank National Association and Fleet Capital Corporation, as agent

            4.9 Security Agreement, dated as of April 12, 2002, between Kinetek Industries, Inc. and U.S. Bank National Association

            4.10            Guarantor Security Agreement, dated as of
                            April 12, 2002, between Kinetek, Inc. and U.S. Bank National Association (substantially identical agreements were entered into with 9 subsidiaries that are also guarantors)

            4.11 Pledge Agreement, dated as of April 12, 2002, between Kinetek Industires, Inc. and U.S. Bank National Association (substantially identical agreements were entered into with Kinetek, Inc. and 3 subsidiaries)

            4.12 Copyright, Patent, Trademark and License Mortgage, dated as of April 12, 2002, between Kinetek, Inc. and U.S. Bank National Association (substantially identical agreements were entered into with 3 subsidiaries)

            4.13 Real Property Mortgage, dated as of April 12, 2002, between Advanced D.C. Motors, Inc. and U.S. Bank National Association (substantially identical agreements were entered into with 2 other subsidiaries)

            10.2 Consent and Amendment No. 1 to Loan and Security Agreement, dated April 12, 2002, among Kinetek Industries, Inc., the lenders listed thereto and Fleet Capital Corporation, as agent





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KINETEK, INC.



Dated: May 7, 2002                           By:   /s/ Daniel D. Drury
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                                                   Daniel D. Drury
                                                   Chief Financial Officer